UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

LUCENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Montana	000-56509	83-4628133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1633 East Fourth Street, Suite 148 Santa Ana, CA	92701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 298-3812

LUCENT, INC.

(Former Name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION

The Articles of Incorporation were amended changing the name of the corporation to Lucent Holdings, Inc. after Board of Directors approval.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 14, 2025

Lucent Holdings, Inc.

/s/ Steven Arenal

Steven Arenal

Chief Executive Officer, Chief Financial Officer, Director